                                                                    EXHIBIT 10.6


                                 PROMISSORY NOTE
                         (Installment Note - Short Form)

         FOR VALUE RECEIVED, the undersigned jointly and several promise to pay to the order of WES ROBERTS, the sum of NINE THOUSAND (9,000.00) DOLLARS, USD, together with interest thereon at the rate of 12% per annum on any unpaid balance.
         Said sum, inclusive of interest, shall be paid in 24 (monthly/weekly) installments of $390.00 each, with a first payment due 3/15/99, and a like amount on the same day of each (month/week) thereafter until the full amount if this note and accrued interest shall be fully paid. All payments shall be first applied to accrued interest and the balance to principal. The undersigned reserves the right to prepay this note in whole or in part without penalty.
         This note shall be fully payable upon demand of any holder in the event the undersigned shall default in making any payments due under this note within 10 days of its due date.
         In the event of any default, the undersigned agree to pay all reasonable attorney fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be in force in accordance with the laws of the payee's state.

Dated:  11/20/98

                                                       Regal Operating Corp.
                                                       by /s/ D. WALKER
                                                         -------------------
                                                          D. WALKER, AGT

*See Exhibit "A" for schedule of payments
*See Exhibit "B" for Amortization schedule
*See Exhibit "C" for titles of vehicles (backhoe, dump-truck, trailer)

PAYMENT SCHEDULE

WES ROBERTS SALE OF BACKHOE / TRAILER & DUMP-TRUCK TO
REGAL OPERATING CORPORATION

Date :                     November 22,1998

Sales Price :              $16,000.00 USD

Down Payment
Due at Execution :         $3,000.00

Due 1/15/99 :              $2,000.00

Due 2/15/99 :              $2,000.00

Installment payments
On 9,000.00 balance
To start 3/15/99

MILES W. ROBERTS
BOX 30
ARCHER CITY, TX 76351


DETACH HERE

------------------------------------------------------------------------------------------------------
                           TEXAS CERTIFICATE OF TITLE
------------------------------------------------------------------------------------------------------



VEHICLE IDENTIFICATION NUMBER           YEAR MODEL          MAKE OF VEHICLE          BODY STYLE
          TR169551                         1990                 SHOPMADE                UTIL

                                                            TITLE NUMBER        DATE TITLE ISSUED
                                                              29681480              01/14/91

               MFG. CAPACITY
MODEL            IN TONS          WEIGHT    LICENSE NUMBER                    DEPARTMENTAL USE ONLY
                                  4700          W93693                               V250285

               PREVIOUS OWNER                                                    ODOMETER READING
UNKNOWN                                                                               EXEMPT


          OWNER                                             REMARK(S)

MILES W. ROBERTS
BOX 30
ARCHER CITY, TX 76351




X
  -----------------------------------------------------
       SIGNATURE OF OWNER OR AGENT MUST BE IN INK

===========================================================
UNLESS OTHERWISE AUTHORIZED BY LAW, IT IS A VIOLATION OF
STATE LAW TO SIGN THE NAME OF ANOTHER PERSON ON A
CERTIFICATE OF TITLE OR OTHERWISE GIVE FALSE INFORMATION
ON A CERTIFICATE OF TITLE.
===========================================================

                           TEXAS CERTIFICATE OF TITLE

                                    ORIGINAL

VEHICLE IDENTIFICATION NUMBER     YEAR MODEL   MAKE OF VEHICLE      BODY STYLE
         R6855T65359                1977            MACK              TRK TR

                                              TITLE NUMBER  DATE TITLE ISSUED
                                                37715326         02/04/93
              MFG. CAPACITY
       MODEL     IN TONS     WEIGHT     LICENSE NUMBER    DEPARTMENTAL USE ONLY
                   5         18500         2DW232                M979068


           PREVIOUS OWNER                                    ODOMETER READING
RUX BROS CONSTRUCTION ARCHER CITY TX                             EXEMPT

               OWNER                                    REMARK(S)
MILES W ROBERTS                                         DIESEL
BOX 30
ARCHER CITY, TEX  76351



X
 -----------------------------------------------------
     SIGNATURE OF OWNER OR AGENT MUST BE IN INK

-----------------------------------------------------------------------------
UNLESS OTHERWISE AUTHORIZED BY LAW, IT IS A VIOLATION OF STATE LAW TO SIGN THE NAME OF ANOTHER PERSON ON A CERTIFICATE OF TITLE OR OTHERWISE GIVE FALSE INFORMATION ON A CERTIFICATE OF TITLE.
-----------------------------------------------------------------------------

  DATE OF LIEN          1ST LIENHOLDER
    11/06/92          FIRST STATE BANK            1ST LIEN RELEASED 11-7-97
                      PO BOX A                                     -------------
                      ARCHER CITY, TEX 76351                         DATE


                                                  BY /s/ MARILYN HAMPERT
                                                    ----------------------------
                                                          AUTHORIZED AGENT

  DATE OF LIEN         2ND LIENHOLDER             2ND LIEN RELEASED
                                                                   -------------
                                                                      DATE


                                                  BY
                                                    ----------------------------
                                                          AUTHORIZED AGENT


  DATE OF LIEN         3RD LIENHOLDER             3RD LIEN RELEASED
                                                                   -------------
                                                                      DATE

                                                  BY
                                                    ----------------------------
                                                          AUTHORIZED AGENT



IT IS HEREBY CERTIFIED THAT ACCORDING TO THE RECORDS OF THE TEXAS DEPARTMENT OF TRANSPORTATION, THE PERSON HEREIN NAMED IS THE OWNER OF THE VEHICLE DESCRIBED ABOVE WHICH IS SUBJECT TO THE ABOVE LIEN(S), AS SHOWN.

DO NOT ACCEPT TITLE SHOWING ERASURE, ALTERATION, OR MUTILATION.

                                    TEXAS DEPARTMENT OF TRANSPORTATION
                             DIVISION OF MOTOR VEHICLE TITLES AND REGISTRATION

FORM 30-C REV.8-92       10477248